UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported):  October 30, 2023

ALZAMEND NEURO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40483	81-1822909
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3480 Peachtree Road NE, Second Floor, Suite 103, Atlanta, GA 30326

(Address of principal executive offices) (Zip Code)

(844) 722-6333

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	ALZN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION; CHANGE IN FISCAL YEAR

On October 27, 2023, Alzamend Neuro, Inc. (the “Company”), filed an amendment to the Company’s Certificate of Incorporation (the “Amendment”) with the State of Delaware to effectuate a reverse stock split of the issued and outstanding shares of the Company’s common stock, $0.0001 par value (“Common Stock”) by a ratio of one-for-fifteen (the “Reverse Stock Split”). The Reverse Stock Split will become effective in the State of Delaware at 12:01 AM ET on Tuesday, October 31, 2023.

The stockholders of the Company, at a special meeting of such stockholders on September 29, 2023, authorized the Company’s board of directors (the “Board”) to effectuate a reverse stock split within a range of one-for-two to one-for-twenty. On October 17, 2023, the Board approved the Amendment to effectuate the Reverse Stock Split.

Beginning with the opening of trading on October 31, 2023, the Common Stock will trade on The Nasdaq Capital Market on a split-adjusted basis under a new CUSIP number 02262M407. As a result of the Reverse Stock Split, each fifteen (15) shares of Common Stock issued and outstanding prior to the Reverse Stock Split will be converted into one (1) share of Common Stock, with no change in authorized shares or par value per share, and the number of shares of Common Stock outstanding will be reduced from 97,044,838 shares to approximately 6,466,655 shares. All options, warrants, and any other similar instruments, convertible into, or exchangeable or exercisable for, shares of Common Stock will be proportionally adjusted.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amendment, which is attached hereto as Exhibit 3.1, and incorporated herein by reference.

ITEM 7.01	REGULATION FD DISCLOSURE

On October 30, 2023, the Company issued a press release announcing the Reverse Stock Split, a copy of which press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information under this item, Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

The Securities and Exchange Commission encourages registrants to disclose forward-looking information so that investors can better understand the future prospects of a registrant and make informed investment decisions. This Current Report on Form 8-K and exhibits may contain these types of statements, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and which involve risks, uncertainties and reflect the Registrant’s judgment as of the date of this Current Report on Form 8-K. Forward-looking statements may relate to, among other things, operating results and are indicated by words or phrases such as “expects,” “should,” “will,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this Current Report on Form 8-K. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented within.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits:

Exhibit No.	Description
3.1	Certificate of Amendment to Certificate of Incorporation filed with the Delaware Secretary of State on October 27, 2023.

99.1	Press Release dated October 30, 2023

101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALZAMEND NEURO, INC.

Dated: October 30, 2023	/s/ Henry Nisser
Henry Nisser Executive Vice President and General Counsel

3